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                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (the "Agreement") is made and entered into as of this 11th day of May, 2001, by and among AUTHENTIDATE HOLDING CORP., a Delaware corporation (the "Company") and BANCA DEL GOTTARDO (the "Shareholder").

      WHEREAS, the Company desires to grant registration rights to the Shareholder in connection with its purchase of shares of Series C Convertible Preferred Stock (the "Series C Shares") and Warrants, under that certain Series C Preferred Stock and Warrant Purchase Agreement, dated as of the 11th day of May, 2001, by and among the Company and the Shareholder (the "Stock Purchase Agreement"); and

      WHEREAS, the execution and delivery of this Agreement by the Company and the Shareholder is a condition to the closing under the Stock Purchase Agreement;

      NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1.    Registration Rights.

      1.1 Certain Definitions. As used in this Agreement, the terms set forth below shall have the following respective meanings:

      "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

      "Common Stock" means the shares of Common Stock, par value $.001 per share, of the Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 for the registration of any option plan or Form S-4 in connection with a merger or acquisition, or their successors, or any other form for a limited purpose (not including any issuance of securities of the Company for cash consideration), or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

      "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Series C Shares; (ii) any shares of Common Stock issuable upon exercise of the


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Warrants (iii) any shares of Common Stock issuable upon the conversion or exercise of capital stock or other securities of the Company acquired by any of the Shareholders; (iv) any other shares of Common Stock of the Company issued to the Shareholders from time to time, including shares of Common Stock issued by the Company as a dividend payment to the holders of the Series C Shares ; (v) shares of any class of capital stock or other securities into which or for which any such shares of Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization, merger or consolidation of the Company or sale of all or substantially all of the assets of the Company, (vi) any other shares of Common Stock of the Company issued in respect of such shares described in clauses (i) through (v) of this definition (because of stock splits, stock dividends, reclassification, recapitalization, or similar events); provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares (y) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (z) upon any sale in any manner to a person or entity that, by virtue of Section 3, is not entitled to the rights provided by this Section 1. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of any Derivative Securities even if such conversion has not yet been effected.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      1.2   Sale or Transfer of Registrable Shares; Legend.

      (a) The Registrable Shares and shares issued in respect of the Registrable Shares shall not be sold or transferred, except as may be permitted under
Article III of the Stock Purchase Agreement.

      (b) Each certificate representing the Registrable Shares and shares issued in respect of the Registrable Shares shall have such legends as required by Sections 3.3 and 3.4 of the Stock Purchase Agreement. Such legends may be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as such securities are registered under the Securities Act or as otherwise permitted by Regulation S, promulgated under the Securities Act.

      1.3   Required Registration.

      (a) Within 180 days after the Closing as set forth in the Stock Purchase Agreement the Company shall use its best efforts to file a Registration Statement with the Commission on Form S-1, Form S-2, or Form S-3, as applicable, (or any successor form) of all of the Registrable Shares issued to the Shareholder pursuant to the Stock Purchase Agreement. The Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1, Form S-2, or Form S-3, as applicable, (or any successor form), qualification or compliance (including, without


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limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of all Registrable Shares. Notwithstanding the foregoing, the Company may delay the filing, amendment and/or the effectiveness of such Registration Statement, for a period not to exceed 90 days in the aggregate during any 12 month period, if at the time the Company is engaged in a material transaction and the filing, amendment and/ or effectiveness of such Registration Statement would have a material adverse effect on such transaction.

      1.4   Piggyback Registration.

      (a) If at any time after the date hereof, the Company proposes to prepare and file with the Commission one or more registration statements covering any equity securities of the Company, or any such securities of the Company held by its stockholders, other than in connection with a merger or acquisition or pursuant to a registration statement on Form S-4 or Form S-8 or any successor form (for purposes of this Section 1.4, collectively, a "Piggyback Registration Statement"), the Company will give written notice of its intention to do so by registered or certified mail ("Notice"), at least thirty (30) business days prior to the filing of each such Piggyback Registration Statement, to the Shareholder and each of the successors, assigns and transferees of each of such Shareholder. The Company shall include all of the Registrable Securities held by such Shareholder in the proposed Piggyback Registration Statement and the Company shall use its best efforts to cause such Piggyback Registration Statement to be declared effective under the Securities Act, by the Commission, so as to permit the public resale by the Shareholder of the Registrable Securities pursuant thereto, at the Company's sole cost and expense and at no cost or expense to the Shareholder (other than any underwriting or other commissions, discounts or fees of any counsel or advisor to the Shareholder which shall be payable by the Shareholder, as further provided in Section 1.6 hereof) (the "Piggyback Registration"). The Company shall not be required to include the Registrable Securities in more than one registration statement filed with the Commission.

      (b) Notwithstanding the preceding provisions of this Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 1.4 to elect not to file any proposed Piggyback Registration Statement filed pursuant to this Section 1.4, or to withdraw the same after the filing but prior to the effective date thereof.

      1.5 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

      (a) in connection with any registration of Registrable Securities pursuant to Section 1.3 and Section 1.4 above, the Company shall furnish the Shareholder included in a Registration Statement with such reasonable number of copies of such Registration Statement, related preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to the registration and public offering of such Registrable Shares, as shall be reasonably


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requested by the Shareholder to permit the Shareholder to make a public distribution of such Registrable Securities;

      (b) as expeditiously as reasonable, prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier of the sale of all Registrable Shares covered thereby or the date that the Shareholder of the Registrable Shares receive an opinion of counsel to the Company that all of the Registrable Shares may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144 or otherwise;

      (c) as expeditiously as reasonable, furnish to each selling Shareholder such reasonable numbers of copies of the Registration Statement, each amendment and supplement thereto, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and each prospectus filed under Rule 424 of the Securities Act, and such other documents as the selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Shareholder;

      (d) as expeditiously as reasonable, use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Shareholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Shareholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Shareholders; provided, however, that the Company shall not be required in connection with this Section 1.5(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction; and

      (e) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Shares included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order.

      1.6 Allocation of Expenses. The Company will pay all Registration Expenses (as defined herein) of all registrations under this Agreement. For purposes of this Agreement, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 1.6, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, messenger, telephone and delivery expenses, fees, and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration (including the expenses related to the preparation and delivery of any "cold comfort" letters required by or incident to such registration). Provided, however, that the Shareholder shall be solely responsible for the fees of any counsel retained by the Shareholder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Shareholder pursuant thereto.


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      1.7 Indemnification and Contribution. (a) In the event of any registration of any the Registrable Securities under the Securities Act, the Company shall indemnify and hold harmless the Shareholder, the affiliates of each such Shareholder, the directors, partners, officers, employees and agents of each such Shareholder and any person who controls any such Shareholder within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or State statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) caused by, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Shareholder specifically for inclusion therein, (ii) the Company will not be liable to any indemnified party under this indemnity agreement with respect to any Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the use of the Prospectus during a period when the use of the Prospectus has been suspended, provided that the Shareholder received prior notice of such suspension, which notice shall be deemed to have been received by such Shareholder within 48 hours after the giving thereof; and (iii) the Company shall not be liable to any indemnified party with respect to any preliminary Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the fact that such indemnified party sold Registrable Securities to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act, if the loss, claim, damage or liability of such indemnified party results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company also agrees to indemnify and provide contribution to each person who may be deemed to be an underwriter (for purposes of the Act) with respect to the Registrable Securities ("Underwriter" or "Underwriters"), their officers and directors, and each person who controls each such Underwriter, on substantially the same basis as that of the indemnification of and contribution to the Shareholder provided in this
Section 1.7.

      (b) As a condition to including any of the Registrable Securities in any registration statement filed pursuant to this Agreement, the Shareholder of the Registrable Securities, as a prospective seller of the Registrable Securities hereby agrees to indemnify and hold harmless (in the


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same manner and to the same extent as set forth in subdivision (a) of this
Section 1.7) the Company, each director of the Company, each officer, employee or agent of the Company and each Underwriter of the Registrable Securities and each other person or entity, if any, which controls the Company or such Underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in, or omission or alleged omission from, such registration statement, any preliminary Prospectus, Prospectus or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Shareholder for use in the preparation of such registration statement, preliminary Prospectus, Prospectus, summary Prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by Shareholder. Anything in this Agreement contained to the contrary notwithstanding the liability of each Shareholder for indemnification or contribution hereunder shall be limited to the amount of proceeds received by such Shareholder in the Offering giving rise to such liability.

      (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.7, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the



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indemnifying party. An indemnified party shall not settle or compromise any action for which it seeks indemnification or contribution hereunder without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

      (d) In the event that the indemnity provided in Section 1.7(a) or 1.7(b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such losses.

      (e) The provisions of this Section 1.7 shall remain in full force and effect regardless of any investigation made by or on behalf of any Shareholder or the Company or any other persons who are entitled to indemnification pursuant to the provisions of this Section 1.7, and shall survive the sale by a Shareholder of Registrable Securities pursuant to the Registration Statement.

      1.8 Information by Holder. The Shareholder of Registrable Shares included in any Registration Statement shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in Sections 1.3 and 1.4.

      1.9 Lawful Compliance. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to violate or breach any applicable federal or state security law, rule, or regulation.

      2. Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors, and administrators of the parties hereto.

      3.    Miscellaneous.

      3.1 Survival of Agreements. All agreements contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.


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      3.2 Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally or by overnight courier, or telecopy or on the third (3rd) business day after mailing if mailed by prepaid registered or certified mail (return receipt requested), addressed as follows:

      (a)   If to Company, to:   Authentidate Holding Corp.
                                 2165 Technology Drive
                                 Schenectady, NY 12308
                                 Attention: President
                                 Facsimile: (518) 346-7799

                  Copies to:     Goldstein & DiGioia, LLP
                                 369 Lexington Avenue
                                 New York, New York 10017
                                 Attention: Victor J. DiGioia, Esq.
                                 Facsimile: (212) 557-0295

      (b) If to the Shareholder, at the address set forth on the register of the Company.

      3.3 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least fifty-one percent (51%) of the outstanding Registrable Shares only in a manner that affects all Registrable Shares in the same fashion. Any amendment or waiver effected in accordance with this Section 3.3 shall be binding upon each holder of any Registrable Shares (including shares of Common Stock into which such Registrable Shares have been converted), each future holder of all such securities, and the Company. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.

      3.4 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      3.5 Sections and Exhibits. The headings of sections in this Agreement are provided for convenience only and will not affect the Agreement's construction or interpretation. Unless otherwise indicated, all references to "Section," "Sections," or "Exhibit" refer to the corresponding section, sections, or exhibit, respectively, of this Agreement.

      3.6 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.


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      3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such state without regard to its conflict of laws rules.

      3.8 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the date first written above.

                              AUTHENTIDATE HOLDING CORP.


                              By:
                                    -----------------------------------
                                    Name: John T. Botti
                                    Title:   President

                              BANCA DEL GOTTARDO


                              By:
                                    -----------------------------------
                                    Name:
                                    Title:


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